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                            PMC INTERNATIONAL, INC.

  NUMBER                                                          SHARES

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                             CUSIP 693437 30 3

              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO


This Certifies That
                     SPECIMAN
is the owner of

         fully paid and non-assessable shares of Common Stock par value
                               $.01 per share, of

                            PMC INTERNATIONAL, INC.

transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

    In Witness Whereof, the Company has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Company to be duly affixed hereto.


    This Certificate is not valid unless duly countersigned by the Transfer
Agent.

Dated,


                            [PMC INTERNATIONAL, INC.
                                 CORPORATE SEAL
                                   COLORADO]

     [sig illegible]                                    [sig illegible]
        Secretary                                          President


CORPORATE STOCK TRANSFER, INC.
370 - 17th Street, Suite 2350, Denver, Colorado 80202

By:
   --------------------------------------------------
   Transfer Agent and Registrar Authorized Officer
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                            PMC INTERNATIONAL, INC.
                         Corporate Stock Transfer, Inc.
                  Transfer Fee: $10.00 Per Certificate Issued


         The Corporation is authorized to issue both Common Stock and Preferred Stock. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the Common and Preferred Stock. The Corporation's directors have authorized the issuance of Series A Preferred Stock, each share of which is entitled to a cumulative dividend of $0.325 per year. The Corporation's Board of Directors has the authority to establish other series of Preferred Stock.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM  -- as tenants in common        UNIF GIFT MIN ACT -                  Custodian for
                                                             -----------------------------------------------
                                                                  (Cust.)                       (Minor)

 TENANT   -- as tenants by the entities                      under Uniform Gifts to Minors

 JTTEN    -- as joint tenants with right of                  Act of
             survivorship and not as tenants                       -----------------------------------------
             in common                                                            (State)


    Additional abbreviations may also be used though not in the above list.


  For value received                     hereby sell, assign and transfer unto
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                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


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               Please print or type name and address of assignee


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                                                                   Shares
      -------------------------------------------------------------

       of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                 ------------------------


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      Attorney to transfer the said stock on the books of the within named
      Corporation, with full power of substitution in the premises.

      Dated                            19
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SIGNATURE GUARANTEED:              X
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                                   X
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        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.